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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                             ----------------------

                Date of report (date of earliest event reported):

                                February 5, 2003


                          INTERNATIONAL GAME TECHNOLOGY
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                   001-10684                  88-0173041
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(State or Other Jurisdiction       (Commission              (I.R.S. Employer
     of Incorporation)             File Number)          Identification Number)


                    9295 Prototype Drive, Reno, Nevada 89521
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               (Address of principal executive offices) (Zip Code)


                                 (775) 448-7777
         --------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 not applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 5.  Other Events.

         On February 5, 2003, International Game Technology ("IGT") announced the sale of additional debentures pursuant to the option granted to the initial purchaser in connection with its previously announced sale of 30-year zero-coupon senior convertible debentures, which closed on January 29, 2003. The press release is included as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

Exhibit No.                Description
-----------                ------------------------------------------------

99.1                       Press release issued by IGT on February 5, 2003.


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 INTERNATIONAL GAME TECHNOLOGY
                                                   (Registrant)


Date: February 5, 2003           By:      /s/ Maureen T. Mullarkey
                                          ----------------------------

                                 Name:    Maureen T. Mullarkey
                                 Its:     Executive Vice President and
                                          Chief Financial Officer